Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2015 and 2014.

Three Months Ended December 31, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$206.3	$141.2	$74.9	$33.5	$7.5	$(0.5)	$462.9
Depreciation and amortization	13.4	4.6	3.0	1.7	0.5	0.8	24.0
Cost of sales and selling and administrative	181.6	122.7	73.8	28.8	7.4	18.9	433.2
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	3.7	3.7
Total operating costs	195.0	127.3	76.8	30.5	7.9	24.0	461.5
Income (loss) from operations	11.3	13.9	(1.9)	3.0	(0.4)	(24.5)	1.4
Total non-operating income	—	—	—	—	—	(6.4)	(6.4)
Income (loss) before income taxes and equity in income of unconsolidated affiliates	11.3	13.9	(1.9)	3.0	(0.4)	(30.9)	(5.0)
Provision for income taxes	—	—	—	—	—	5.0	5.0
Equity in income of unconsolidated affiliates	—	—	(1.9)	—	—	(0.7)	(2.6)
Income (loss) from continuing operations	$11.3	$13.9	$—	$3.0	$(0.4)	$(35.2)	$(7.4)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$11.3	$13.9	$—	$3.0	$(0.4)	$(35.2)	$(7.4)
Provision for income taxes	—	—	—	—	—	5.0	5.0
Interest expense, net of capitalized interest	—	—	—	—	—	8.1	8.1
Depreciation and amortization	13.4	4.6	3.0	1.7	0.5	0.8	24.0
EBITDA from continuing operations	24.7	18.5	3.0	4.7	0.1	(21.3)	29.7
Stock based compensation expense	0.2	0.2	0.1	—	—	1.5	2.0
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	0.6	0.6
Investment income	—	—	—	—	—	(1.5)	(1.5)
Other operating credits and charges, net	—	—	—	—	—	3.7	3.7
Other operating credits and charges, associated with JV's	—	—	—	—	—	(0.7)	(0.7)
Adjusted EBITDA from continuing operations	$24.9	$18.7	$3.1	$4.7	$0.1	$(17.7)	$33.8

Three Months Ended December 31, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$203.2	$140.9	$65.6	$35.9	$7.9	$—	$453.5
Depreciation and amortization	13.6	4.4	1.8	2.2	0.4	0.9	23.3
Cost of sales and selling and administrative	218.4	122.6	69.5	30.9	6.7	23.6	471.7
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	1.0	1.0
Other operating credits and charges, net	—	—	—	—	—	6.4	6.4
Total operating costs	232.0	127.0	71.3	33.1	7.1	31.9	502.4
Income (loss) from operations	(28.8)	13.9	(5.7)	2.8	0.8	(31.9)	(48.9)
Total non-operating expense	—	—	—	—	—	(6.6)	(6.6)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(28.8)	13.9	(5.7)	2.8	0.8	(38.5)	(55.5)
Benefit for income taxes	—	—	—	—	—	(11.3)	(11.3)
Equity in income of unconsolidated affiliates	—	—	(0.2)	—	—	(1.0)	(1.2)
Income (loss) from continuing operations	$(28.8)	$13.9	$(5.5)	$2.8	$0.8	$(26.2)	$(43.0)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(28.8)	$13.9	$(5.5)	$2.8	$0.8	$(26.2)	$(43.0)
Benefit for income taxes	—	—	—	—	—	(11.3)	(11.3)
Interest expense, net of capitalized interest	—	—	—	—	—	6.4	6.4
Depreciation and amortization	13.6	4.4	1.8	2.2	0.4	0.9	23.3
EBITDA from continuing operations	(15.2)	18.3	(3.7)	5.0	1.2	(30.2)	(24.6)
Stock based compensation expense	0.2	0.2	0.2	—	—	1.9	2.5
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	1.0	1.0
Other operating credits and charges, net	—	—	—	—	—	6.4	6.4
Other operating credits and charges, associated with JV's	—	—	—	—	—	(0.9)	(0.9)
Investment income	—	—	—	—	—	(1.1)	(1.1)
Depreciation included in equity in income of unconsolidated affiliates	—	—	(0.1)	—	—	—	(0.1)
Adjusted EBITDA from continuing operations	$(15.0)	$18.5	$(3.6)	$5.0	$1.2	$(22.9)	$(16.8)

Year Ended December 31, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$807.5	$636.4	$286.1	$134.9	$29.0	$(1.4)	$1,892.5
Depreciation and amortization	57.0	19.7	12.6	7.9	1.8	2.9	101.9
Cost of sales and selling and administrative	796.8	523.5	286.8	117.2	30.0	81.2	1,835.5
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	2.1	2.1
Other operating credits and charges, net	—	—	—	—	—	16.3	16.3
Total operating costs	853.8	543.2	299.4	125.1	31.8	102.5	1,955.8
Income (loss) from operations	(46.3)	93.2	(13.3)	9.8	(2.8)	(103.9)	(63.3)
Total non-operating expense	—	—	—	—	—	(32.1)	(32.1)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(46.3)	93.2	(13.3)	9.8	(2.8)	(136.0)	(95.4)
Benefit for income taxes	—	—	—	—	—	(2.7)	(2.7)
Equity in (income) loss of unconsolidated affiliates	—	—	(6.0)	—	—	(0.7)	(6.7)
Income (loss) from continuing operations	$(46.3)	$93.2	$(7.3)	$9.8	$(2.8)	$(132.6)	$(86.0)
Reconciliation of income (loss) from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(46.3)	$93.2	$(7.3)	$9.8	$(2.8)	$(132.6)	$(86.0)
Benefit for income taxes	—	—	—	—	—	(2.7)	(2.7)
Interest expense, net of capitalized interest	—	—	—	—	—	31.2	31.2
Depreciation and amortization	57.0	19.7	12.6	7.9	1.8	2.9	101.9
EBITDA from continuing operations	10.7	112.9	5.3	17.7	(1.0)	(101.2)	44.4
Stock based compensation expense	1.0	0.8	0.5	—	—	7.0	9.3
Loss on sales of and impairments of long-lived assets	—	—	—	—	—	2.1	2.1
Other operating credits and charges, net	—	—	—	—	—	16.3	16.3
Other operating credit and charges, associated with JVs	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(4.4)	(4.4)
Adjusted EBITDA from continuing operations	$11.7	$113.7	$5.8	$17.7	$(1.0)	$(80.9)	$67.0

Year Ended December 31, 2014 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Sales	$855.2	$617.3	$281.0	$150.4	$32.8	$(1.9)	$1,934.8
Depreciation and amortization	56.1	17.4	13.7	9.1	1.1	3.3	100.7
Cost of sales and selling and administrative	851.7	520.1	284.7	130.0	35.2	85.6	1,907.3
(Gain) on sales of and impairments of long-lived assets	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	7.5	7.5
Total operating costs	907.8	537.5	298.4	139.1	36.3	93.3	2,012.4
Income (loss) from operations	(52.6)	79.8	(17.4)	11.3	(3.5)	(95.2)	(77.6)
Total non-operating expense	—	—	—	—	—	(27.4)	(27.4)
Income (loss) before income taxes and equity in (income) loss of unconsolidated affiliates	(52.6)	79.8	(17.4)	11.3	(3.5)	(122.6)	(105.0)
Benefit for income taxes	—	—	—	—	—	(27.2)	(27.2)
Equity in (income) loss of unconsolidated affiliates	—	—	(3.4)	—	—	(1.0)	(4.4)
Income (loss) from continuing operations	$(52.6)	$79.8	$(14.0)	$11.3	$(3.5)	$(94.4)	$(73.4)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(52.6)	$79.8	$(14.0)	$11.3	$(3.5)	$(94.4)	$(73.4)
Benefit for income taxes	—	—	—	—	—	(27.2)	(27.2)
Interest expense, net of capitalized interest	—	—	—	—	—	29.8	29.8
Depreciation and amortization	56.1	17.4	13.7	9.1	1.1	3.3	100.7
EBITDA from continuing operations	3.5	97.2	(0.3)	20.4	(2.4)	(88.5)	29.9
Stock based compensation expense	0.9	0.7	0.5	—	—	7.3	9.4
(Gain) on sales of and impairments of long-lived assets	—	—	—	—	—	(3.1)	(3.1)
Other operating credits and charges, net	—	—	—	—	—	7.5	7.5
Other operating credit and charges, associated with JVs	—	—	—	—	—	(1.0)	(1.0)
Expenses associated with proposed acquisition of Ainsworth Lumber Co. Ltd.	—	—	—	—	—	6.8	6.8
Investment income	—	—	—	—	—	(5.5)	(5.5)
Depreciation included in equity in loss of unconsolidated affiliates	—	—	0.1	—	—	—	0.1
Adjusted EBITDA from continuing operations	$4.4	$97.9	$0.3	$20.4	$(2.4)	$(76.5)	$44.1